NYSE:BHVN Ellie, living with migraine © 2021 Biohaven Pharmaceuticals. All rights reserved. Leerink Fireside Chat | June 2021 neuroinnovation Exhibit 99.1

Disclaimer This presentation contains forward-looking statements within the meaning of The Private Securities Litigation Reform Act of 1995, including: statements about Biohaven Pharmaceutical Holding Company Ltd. (The ”Company”) and our plans relating to the commercialization and sales of NURTEC® ODT, the potential approval and commercialization of other product candidates, the effect of the ongoing COVID-19 pandemic on the Company, the expected timing, commencement and outcomes of the Company's planned and ongoing clinical trials for our rimegepant, zavegepant (BHV-3500), BHV-3100, troriluzole, BHV-5500, verdiperstat, BHV-1100 and BHV-1200 development programs, the timing of the availability of data from our clinical trials, the timing of our planned regulatory filings, the timing of and our ability to obtain and maintain regulatory approvals for our product candidates, the clinical potential utility of our product candidates, alone and as compared to other existing or potential treatment options, and the potential advancement of our early phase programs including ARMs, MATEs and MoDEs. These statements involve substantial known and unknown risks, uncertainties and other factors that may cause our actual results, levels of activity, performance or achievements to be materially different from the information expressed or implied by these forward-looking statements and from the Company's current expectations. We may not actually achieve the plans, intentions or expectations disclosed in our forward-looking statements, and you should not place undue reliance on our forward-looking statements. The forward-looking statements in this presentation represent our views as of the date of this presentation. Subsequent events and developments may cause our views to change. However, the Company does not undertake any obligation to update any forward-looking statements, whether as a result of new information, future events or otherwise, except as required by law. You should, therefore, not rely on these forward-looking statements as representing our views as of any date subsequent to the date of this presentation. Additional important factors to be considered in connection with forward-looking statements are described in the "Risk Factors" section of Biohaven's Annual Report on Form 10-K for the year ended December 31, 2020 filed with the Securities and Exchange Commission on March 1, 2021, Form 10-Q for the quarter ended March 31, 2021 filed with the Securities and Exchange Commission on May 10, 2021, and the Company’s other reports filed with the SEC. References to www.biohavenpharma.com in this presentation are not intended to, nor shall they be deemed to, incorporate information on such website into this presentation by reference. This presentation also contains market data and other statistical information that are based on independent industry publications, reports by market research firms or published independent sources. Some market data and statistical information are also based on the Company's good faith estimates, which are derived from management's knowledge of its industry and such independent sources referred to above. While the Company is not aware of any misstatements regarding the market and industry data presented herein, such data involve risks and uncertainties and are subject to change based on various factors. Safety information and the full prescribing information for Nurtec ODT can be found at Nurtec.com. BIOHAVEN INVESTOR PRESENTATION 2JUNE 2021

Biohaven’s Leading CGRP-Signaling Franchise to Treat: Migraine, Neuro-inflammatory and Neuro-immune Disorders BIOHAVEN INVESTOR PRESENTATION 3 Nurtec® ODT Rapid Dissolving Zavegepant Next-GEN CGRPs Intranasal Oral Launched 1Q20 2nd Ph 3 trial underway 4Q20 Ph 3 prevention trial started 1Q21 Multiple Formulations BHV-3100 1 Near Clinic-Ready Advanced Leads 4 Oral Follow-Ups 5 Advanced Molecules Biohaven’s CGRP Platform JUNE 2021

Dissolving the line between acute and preventive treatment of migraine1-3 ACUTE Treatment PREVENTIVE Treatment The maximum dose in a 24-hour period is 75 mg.1 Up to 18 doses of Nurtec ODT can be taken per month.1 1. Nurtec ODT. Package insert. Biohaven Pharmaceuticals Inc. 2. Croop R et al. Lancet. 2019;394(10200):737-745. 3. Croop R et al. Lancet. 2021;397(10268):51-60. FOR INTERNAL USE ONLY. DO NOT DISTRIBUTE. Nurtec ODT: First and Only Medication Proven to Treat & Prevent Migraine

JUNE 2021 BIOHAVEN INVESTOR PRESENTATION 5

3/ 13 3/ 27 4/ 10 4/ 24 5/ 8 5/ 22 6/ 5 6/ 19 7/ 3 7/ 17 7/ 31 8/ 14 8/ 28 9/ 11 9/ 25 10 /9 10 /2 3 11 /6 11 /2 0 12 /4 12 /1 8 1/ 1 1/ 15 1/ 29 2/ 12 2/ 26 3/ 12 3/ 26 4/ 9 4/ 23 5/ 7 5/ 21 6/ 4 6/ 18 Oral CGRP Class Continues to Show Robust Market Growth: Nurtec leads in NBRx share at 51.4% BIOHAVEN INVESTOR PRESENTATION Source: TRx and NBRx through 6/18/21, IQVIA NPA-MD, accessed 6/28/2021 6 KEY INSIGHTS • Nurtec TRx launch curve shows strong growth consistent with the class, with the brand retaining NBRx leadership the week of 6/18 to 51.4% • Oral CGRP market for migraine on track to reach blockbuster status in U.S. market alone 1/ 24 2/ 14 3/ 6 3/ 27 4/ 17 5/ 8 5/ 29 6/ 19 7/ 10 7/ 31 8/ 21 9/ 11 10 /2 10 /2 3 11 /1 3 12 /4 12 /2 5 1/ 15 2/ 5 2/ 26 3/ 19 4/ 9 4/ 30 5/ 21 6/ 11 Total Rx Volume (6/18) Ubrelvy Nurtec ODT New to Brand Rx Share (6/18) Ubrelvy Nurtec ODT 21,200 18,429 51.4% 1 2 Week ending Week ending

Near-Term Milestones Beyond Migraine BIOHAVEN INVESTOR PRESENTATION 7 Migraine Acute Treatment APPROVED FDA Approved May 27, 2021 Multiple system atrophy Amyotrophic lateral sclerosis Spinocerebellar ataxia Top-line 3Q21 Complete enrollment 4Q21 Top-line 4Q21-1Q22 JUNE 2021 Migraine Preventive Tx APPROVED

Orphan Disease Opportunities BIOHAVEN INVESTOR PRESENTATION 8 Multiple System Atrophy Amyotrophic Lateral Sclerosis Spinocerebellar Ataxia 3 Devastating Diseases 3 Phase 3 Readouts Over Next Year Targeting 3 Global Orphan Drug Approvals 2022/2023 JUNE 2021

• Neurodegenerative disease that presents like Parkinson’s but is rapidly progressive and fatal • Prevalence: 2–5 per 100,000 • Clinical symptoms • Parkinsonism: characteristic tremor (not responsive to L-DOPA), rigidity, dysarthria, falls • Cerebellar ataxia • Autonomic failure: orthostatic hypotension, urinary dysfunction, erectile dysfunction • Prognosis: more rapidly progressive than Parkinson’s disease • Time to loss of ambulation: 3.5–5 years • Mean survival from symptom onset: 6–10 years • Pathology: glial cytoplasmic inclusions (GCIs) containing alpha-synuclein • Disease mechanisms: oxidative stress and neuroinflammation • No disease modifying treatments • Symptomatic and palliative management Multiple System Atrophy (MSA) is a Rare Disease with High Unmet Need BIOHAVEN INVESTOR PRESENTATION 9JUNE 2021

• Myeloperoxidase (MPO) enzyme • Key mediator of oxidative and inflammatory processes that lead to neurodegeneration • Promotes alpha-synuclein aggregation • Increased in human MSA brains in areas of neurodegeneration1 • Verdiperstat • Potent, first-in-class, brain-penetrant MPO inhibitor • Developed by AstraZeneca (formerly AZ3241) Verdiperstat (BHV-3241) is a Myeloperoxidase Inhibitor 1. Neurotox Res 2012;21(4):393-404 BIOHAVEN INVESTOR PRESENTATION 10JUNE 2021

• Studied in approximately 250 subjects (healthy volunteers, Parkinson’s disease, MSA) • Generally safe and well tolerated • Demonstrated target engagement (↓ blood MPO activity) • Reduced neuroinflammation (microglial activation) in Parkinson’s disease • Positron Emission Tomography imaging showed decreased [11C]-PBR28 TSPO ligand binding Verdiperstat Clinical Experience BASELINE VERDIPERSTAT 4 WEEKS VERDIPERSTAT 8 WEEKS Jucaite et al., 2015. BIOHAVEN INVESTOR PRESENTATION 11JUNE 2021

Verdiperstat Phase 2 Study in MSA Completed by AstraZeneca

- **Phase 2 study: randomized double-blind controlled trial**
  - N=61 subjects (MSA-C, 34; MSA-P, 24)
  - Randomized to 12 weeks treatment
  - Placebo BID vs Verdiperstat 300 mg BID vs Verdiperstat 600 mg BID
  - Outcome measures: UMSARS*, PET, safety (labs, AE's, ECGs, vitals)
- **Generally safe and well tolerated**
- **Emerging efficacy signals warrant further study in MSA**
  - Dose proportional benefit on mean UMSARS decline
  - Dose proportional rates of clinically meaningful improvement
  - 600 mg dose with statistical trends ($p<0.10$) for superiority over placebo on multiple UMSARS items
  - 600 mg dose shows numerical improvement on MSA Quality of life scale


Mean Change on UMSARS Total Score
UMSARS Total Change from Baseline
0
1
2
3
4
5
6
7
8
Baseline
Week 12
Placebo
AZD3241 300mg
AZD3241 600mg
1.1
2.0

JUNE 2021 BIOHAVEN INVESTOR PRESENTATION 12

DESIGN • Sample size: 336 subjects • Randomization: 1:1 • Dose: Verdiperstat 600 mg BID vs. Placebo • Primary outcome measure: modified Unified MSA Rating Scale (modified with FDA guidance) • Sites: US, EU (UK, FR, GER, AUS, IT) STATUS • Study initiated Jul 2019 (US), Feb 2020 (EU) • LPFV: Jul 2020 • Topline: Anticipated 3Q2021 Verdiperstat Phase 3 Study in MSA is Ongoing, Topline Data Expected 3Q21 Verdiperstat 600 mg BID Placebo BID Screening Phase 6 weeks Randomization Phase 48 weeks R BIOHAVEN INVESTOR PRESENTATION 13JUNE 2021

BIOHAVEN INVESTOR PRESENTATION 14 Verdiperstat Selected for First-Ever Platform Trial in ALS FDG, MAY 2021JUNE

Rationale for Studying Verdiperstat in ALS BIOHAVEN INVESTOR PRESENTATION 15 • Targets well accepted ALS disease mechanisms (oxidative stress / nitrosative stress, microglial activation / neuroinflammation) in a physiologically relevant manner • MPO may also play a role in increasingly recognized ALS disease mechanisms mediated by peripheral myeloid cells, including those that migrate into the brain as well as those that remain in the periphery, suggesting relevance of MPO as a therapeutic target at both sites • Human ALS patients exhibit microglial activation / neuroinflammation measured by [11C]-PBR28 TSPO PET • Verdiperstat has demonstrated the ability to decrease TSPO signal in neurodegenerative disease patients MAY 2021

Neuroinflammation in ALS Indicated by [11C]-PBR28 TSPO Imaging



(E) Voxel-wise analysis (53 ALS vs 21 HC) - ALS>HC - Covariates (Age-Sex-Binding affinity)

→ **Increased in ALS vs. controls**



(A) SBA of [11C]-PBR28 uptake (53ALS vs 21 HC) - ALS > HC
(C) SBA of cortical thickness (53ALS vs 21 HC) - ALS < HC

Co-Localizes with Cortical Thinning ←



r= - 0·33; p=0·01
ALSFRS-R Fine motor
r= + 0·53; p*<0·0001
UMNB
[11C]-PBR28 uptake

→ **Correlates with ALS Disease Severity**

Alshikho MJ, et al. Ann Neurol. 2018 Jun;83(6):1186-1197

TSPO, translocator protein - positron emission tomography

JUNE 2021 BIOHAVEN INVESTOR PRESENTATION 16

Verdiperstat Phase 3 Healey ALS Platform Trial Ongoing, Topline 1Q2021

- **DESIGN**
  - Sample size: 160 subjects
  - Randomization: 3:1
  - Dose: 600 mg BID vs. Placebo
  - Primary outcome measure: ALS Functional Rating Scale – Revised (ALS-FRS-R)
  - Sites: 50 sites (North East ALS Consortium)
- **STATUS**
  - Enrollment expected to complete by 4Q21
- **COLLABORATOR:**

Healey Center
Sean M. Healey & AMG Center for ALS at Mass General


Screening Phase
6 weeks
Randomization Phase
24 weeks
R
Verdiperstat
600 mg BID
Placebo BID

JUNE 2021 BIOHAVEN INVESTOR PRESENTATION 17

Cerebellar Ataxias

- **Characterized by:**
  - Poor balance with falls
  - Incoordination of limbs
  - Postural or kinetic tremor
  - Dysarthria / dysphagia
  - Cognitive impairment
  - Oculomotor dysfunction
- **Spinocerebellar ataxia (SCA; >40 subtypes)**
  - Affects 1–5.6 per 100,000 (estimated 3,200–18,000 in US)
  - Neurodegeneration of cerebellum and input/output tracts
  - Relentlessly progressive, often fatal (aspiration)
  - Increasing disability over time (requiring wheelchair, assistance with activities of daily living)
  - The 6 most common genotypes caused by triplet repeat expansion mutations, sharing many phenotypic features
  - Genetic anticipation in some: subsequent generations affected at earlier ages and with greater severity
- **Other ataxias have similar core features**
  - Can be recessive, dominant, immune, mitochondrial, post-stroke, e.g., Friedreich's ataxia, ataxia telangiectasia, multiple system atrophy — cerebellar type

No FDA-Approved Medications for SCA



Spinocerebellar Ataxia type 2
Cerebellar and brainstem volume loss

biohaven pharmaceuticals

JUNE 2021 BIOHAVEN INVESTOR PRESENTATION 18

Troriluzole Treated SCA Patients Treated for 1 Year Compared to Matched Ashizawa Natural History Cohort

- Post-hoc analysis of patients enrolled in long-term extension of Phase 2b/3 troriluzole SCA trial
- Primary efficacy endpoint: change from baseline in the Total SARA Score after 48 weeks
- Patients from BHV4157-201 trial versus eligibility criteria matched Ashizawa Natural History cohort:
  - SCA Genotype
    - SCA1, SCA2, SCA3, SCA6
  - Age at baseline
    - 18 to 75 years of age
  - Gender
  - SARA Score at baseline
    - ≥ 8 and ≤ 30, and
  - Initial SARA gait item score ≥ 2

SCA Patients on Troriluzole after 48 weeks vs. Natural History Cohort



Least Squares Mean[2] Change in Total SARA Score (from baseline ± SE)
1.5
1
0.5
0
-0.5
-1
Natural History (N=112)
BHV-4157-201 (N=81)

Difference: -1.41 ± 0.411 (95% confidence interval of -2.22 to -0.60) suggesting therapeutic benefits of troriluzole (p=0.0007)

1. Matched on eligibility criteria
2. ANCOVA model with fixed effects for cohort, sex, & SCA genotype with age and baseline SARA scores as covariates

Troriluzole Study (BHV4157-206) in Spinocerebellar Ataxia (SCA) Achieved Phase 2/3 start in 1Q19

SARA: Scale for the Assessment and Rating of Ataxia

JUNE 2021 BIOHAVEN INVESTOR PRESENTATION 19

Troriluzole Study BHV4157-206 Randomized Controlled Trial in SCA

Key Entry Criteria
- SCA genotypes (SCA1, SCA2, SCA3, SCA6, SCA7, SCA8, SCA10)

Design
- Sample size: 230 subjects
- Randomization: 1:1
- Stratification: by SCA genotype
- Dose: Troriluzole 200 mg QD vs. Placebo QD
- Primary Outcome: Modified SARA Scale
    - FDA aligned outcome measure

Status
- Phase 3 (initiated 1Q19)
- Topline data anticipated 4Q21/1Q22)



Screening Phase
6 weeks
Randomization Phase
48 weeks
Extension Phase
48 weeks
R
Troriluzole
200 mg QD
Placebo QD
Troriluzole
200 mg QD

SARA: Scale for the Assessment and Rating of Ataxia

JUNE 2021 BIOHAVEN INVESTOR PRESENTATION 20

Biohaven 2021 Growth Drivers BIOHAVEN INVESTOR PRESENTATION 21 Nurtec (Rimegepant) • Treating migraine continuum • Single simple clear dosing with ODT • Significant lifecycle expansion Zavegepant • Intranasal ultrarapid formulation • Oral formulation for chronic migraine • Multiple additional nonmigraine opportunities 3100 CGRP Antagonist • Central role of CGRP across multiple areas • Both rare and common disease opportunities for all CGRP assets Troriluzole • Rare and common disease opportunities • SCA • OCD Verdiperstat • Rare and common disease opportunities • MSA • ALS Biohaven Lab Assets • Multiple innovative assets early in development: ARM, MATE, MODE • ARM initial POC in multiple myeloma JUNE 2021

Biohaven Labs: Chemistry and Discovery
Next-Generation Bispecific Platforms for Pipeline Growth

MATE™ MULTIMODAL ANTIBODY THERAPY ENHANCER



Reactive group
Target Binder
Directing group
Binding to IgG1/2/4 antibody
Conjugation and release of directing group

ARM™ ANTIBODY RECRUITING MOLECULES



ARM™ binds to disease target and induces antibody binding
Macrophages
NK cells
Disease Target
Endogenous IgG Antibody (polyclonal)

MoDEs MOLECULAR DEGRADERS OF EXTRACELLUAR PROTEINS



Binds protein target
Binds liver (ASGPR)
Bifunctional small molecule
MoDE-A
Circulation
Hepatocyte
ASGPR
N-acetyl galactosamine
Target protein
Target protein ligand
ASGPR-binding terminus
Target-binding terminus



biohavenlabs
biohaven pharmaceuticals

JUNE 2021

IgG, Immunoglobulin G; **NK**, Natural Killer cells

BIOHAVEN INVESTOR PRESENTATION

ASGPR, Asialoglycoprotein Receptor

22

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